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                                                                   Exhibit 10.26

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                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of May 19, 1999

                                  by and among

                      FAIRFIELD MANUFACTURING COMPANY, INC.

                                       and

                             THE INITIAL PURCHASERS
                                  named herein






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                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----

1. Definitions............................................................1

2. Exchange Offer.........................................................5

3. Shelf Registration Statement...........................................9

4. Additional Interest...................................................10

5. Registration Procedures...............................................12

6. Registration Expenses.................................................23

7. Indemnification.......................................................25

8. Rules 144 and 144A....................................................29

9. Underwritten Registrations............................................29

10. Miscellaneous........................................................30

         (a)  Remedies...................................................30
         (b)  Enforcement................................................30
         (c)  No Inconsistent Agreements.................................30
         (d)  Adjustments Affecting Registrable Notes....................31
         (e)  Amendments and Waivers.....................................31
         (e)  Notices....................................................31
         (g)  Successors and Assigns.....................................32
         (h)  Counterparts...............................................33
         (i)  Headings...................................................33
         (j)  Governing Law..............................................33
         (k)  Severability...............................................33
         (l)  Entire Agreement...........................................33
         (m)  Notes Held by the Company or its Affiliates................33

                                      -i-
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                  REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of
May 19, 1999, by and among Fairfield Manufacturing Company, Inc., a Delaware corporation (the "Company"), and CIBC World Markets Corp., Fleet Securities, Inc., ING Baring Furman Selz LLC and Schroder & Co. Inc., as initial purchasers (the "Initial Purchasers").

                  This Agreement is entered into in connection with the Notes Purchase Agreement, dated as of May 19, 1999 among the Company and the Initial Purchasers (the "Purchase Agreement") relating to the sale by the Company to the Initial Purchasers of $100,000,000 aggregate principal amount of the Company's 9-5/8% Senior Subordinated Notes due 2008. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement to the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

                  The parties hereby agree as follows:

1. Definitions

                  As used in this Agreement, the following terms shall have the following meanings:

                  Additional Interest:  See Section 4(a).

                  Advice:  See Section 5.

                  Applicable Period:  See Section 2(b).

                  Closing:  See the Purchase Agreement.

                  Company:  See the introductory paragraph to this Agreement.

                  Effectiveness Date:  The 180th day after the Issue Date.

                  Effectiveness Period:  See Section 3(a).

                  Event Date:  See Section 4(c).

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                                      -2-



                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Exchange Notes:  See Section 2(a).

                  Exchange Offer:  See Section 2(a).

                  Exchange Offer Registration Statement:  See Section 2(a).

                  Filing Date:  The 60th day after the Issue Date.

                  Holder: Any holder of a Registrable Note or Registrable Notes.

                  Indemnified Person:  See Section 7(c).

                  Indemnifying Person:  See Section 7(c).

                  Indenture: The Indenture, dated as of May 19, 1999, among the Company and First Union National Bank, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Purchasers: See the introductory paragraph to this Agreement.

                  Initial Shelf Registration Statement:  See Section 3(a).

                  Inspectors:  See Section 5(o).

                  Issue Date: The date on which the original Notes are sold to the Initial Purchasers pursuant to the Purchase Agreement.

                  Lien:  See the Indenture.

                  NASD:  See Section 5(t).

                  Notes: Collectively, the $100,000,000 aggregate principal amount of the Company's 9-5/8% Senior Subordinated Notes due 2008 issued under the Purchase Agreement and any replacements thereof.

                  Participant:  See Section 7(a).


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                                      -3-


                  Participating Broker-Dealer:  See Section 2(b).

                  Person: An individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

                  Private Exchange:  See Section 2(b).

                  Private Exchange Notes:  See Section 2(b).

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreement: See the introductory paragraphs to this Agreement.

                  Records:  See Section 5(o).

                  Registrable Notes: Each Note upon its original issuance and at all times subsequent thereto and, if issued, each Private Exchange Note, until in the case of any such Note or any such Private Exchange Note, as the case may be, (i) a Registration Statement covering such Note or such Private Exchange Note has been declared effective by the SEC and such Note or such Private Exchange Note, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such Note or such Private Exchange Note, as the case may be, are sold in compliance with Rule 144, (iii) in the case of any Note, such Note has been exchanged for an Exchange Note or Exchange Notes pursuant to an Exchange Offer or (iv) such Note or such Private Exchange Note, as the case may be, cease to be outstanding.

                  Registration Default:  See Section 4(a).

                  Registration Statement: Any registration statement of the Company, including, but not limited to, the Exchange Offer

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                                      -4-


Registration Statement or any Shelf Registration Statement, which covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC:  The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Shelf Notice:  See Section 2(c).

                  Shelf Registration Statement:  See Section 3(b).

                  Subsequent Shelf Registration Statement:  See Section 3(b).

                  TIA:  The Trust Indenture Act of 1939, as amended.

                  Trustee: The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

                  Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter(s) for reoffering to the public.

2. Exchange Offer

                  (a) The Company agrees to use its best efforts to file with the SEC as soon as practicable after the Closing, but in no event later than the Filing Date, an Exchange Offer Registration Statement with respect to an offer to exchange (the "Exchange Offer") any and all of the Registrable Notes (other than the Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Company, which are identical to the Notes (the "Exchange Notes") (and which are entitled to the benefits of the Indenture or a trust indenture which is substantially identical to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes (other than the Private Exchange Notes, if any) shall have been registered pursuant to an effective registration statement under the Securities Act and will not contain terms with respect to transfer restrictions or provisions related to matters discussed in
Section 4 hereof. The Exchange Offer will be registered under the Securities Act on the appropriate form (the "Exchange Offer Registration Statement") and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company agrees to use its best efforts to (x) cause the Exchange Offer Registration Statement to become effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 45th day following the date on which the Exchange Offer Registration Statement is declared effective. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, that such Holder is not an affiliate of any of the Company within the meaning of Rule 405 promulgated under the Securities Act or if it is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable, that, if it is a broker-dealer, such Holder will receive

Exchange Notes for its own account in exchange for the Notes that were acquired as a result of market-making or other trading activities and will deliver a Prospectus in connection with any resale of such Exchange Notes, and that is not acting on behalf of any Person who could not truthfully make the foregoing representations. Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, to the extent applicable, mutatis mutandis, solely with respect to Registrable Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers) pursuant to Section 3 of this Agreement.

                  (b) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to CIBC World Markets Corp., an Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

                  The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes, provided that such period shall not exceed 180 days following the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5) (the "Applicable Period").

                  If, prior to consummation of the Exchange Offer, any Initial Purchaser holds any Notes acquired by it and having, or which are reasonably likely to be determined to have, the status as an unsold allotment in the initial distribution of the Notes, the Company upon the request of such Initial Purchaser shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser, in exchange (the "Private Exchange") for the Notes held by such Initial Purchaser, a like principal amount of debt securities of the Company, that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and which are issued pursuant to the same indenture as the Exchange Notes) except for the placement of a restrictive legend on the Private Exchange Notes. If possible, the Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes. Interest on the Exchange Notes and Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

                  In connection with the Exchange Offer, the Company shall:

                         (i) mail to each Holder a copy of the Prospectus
                  forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                         (ii) utilize the services of a depositary for the
                  Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee; and

                         (iii) permit Holders to withdraw tendered Notes at any
                  time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open.

                  As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                         (i) accept for exchange all Notes tendered and not
                  validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

                         (ii) deliver to the Trustee for cancellation all Notes
                  so accepted for exchange; and

                         (iii) cause the Trustee to authenticate and deliver
                  promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

                  The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture substantially identical to the Indenture, which in either event will provide that (1) the Exchange Notes will not be subject to the transfer restrictions or the provisions relating to the matters described in Section 4 hereof set forth in the Indenture and (2) the Private Exchange Notes will be subject to the transfer restrictions but not the provisions relating to the matters described in Section 4 hereof set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes will vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

                  (c) If (1) prior to the consummation of the Exchange Offer, the Company or Holders of at least a majority in aggregate principal amount of the Registrable Notes reasonably determine in good faith that (i) the Exchange Notes would not, upon receipt, be tradable by such Holders which are not affiliates (within the meaning of the Securities Act) of the Company without restriction under the Securities Act and without restrictions under applicable state securities laws, (ii) the interests of the Holders under this Agreement would be adversely affected by the consummation of the Exchange Offer or (iii) after conferring with counsel, the SEC is unlikely to permit the commencement of the Exchange Offer on or after the Effectiveness Date, (2) subsequent to the consummation of the Private Exchange, any holder of the Private Exchange Notes so requests or (3) the Exchange Offer not consummated within 210 days of the Issue Date the Company (following notice from the applicable Holders in the case of clauses (1) and (2) above) shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file an Initial Shelf Registration Statement pursuant to Section 3 (provided that, in the event and Exchange Offer is consummated within 30 days following the delivery of a Shelf Notice, the Company shall be relieved of its obligation to file an Initial Shelf Registration Statement pursuant to clause

(3)). Following the delivery of a Shelf Notice to the Holders of Registrable Notes (in the circumstances contemplated by clauses (1) and (3) of the preceding sentence), the Company shall not have any further obligation to conduct the Exchange Offer or the Private Exchange under this Section 2.

3. Shelf Registration Statement

                  If a Shelf Notice is delivered as contemplated by Section 2(c), then:

                  (a) Initial Shelf Registration Statement. The Company shall prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Initial Shelf Registration Statement"). If the Company shall have not yet filed an Exchange Offer Registration Statement, the Company shall use its best efforts to file with the SEC the Initial Shelf Registration Statement on or prior to the Filing Date. In any other instance, the Company shall use its best efforts to file with the SEC the Initial Shelf Registration Statement within 60 days of the delivery of the Shelf Notice. The Initial Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by such Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement. The Company shall use its best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act, if an Exchange Offer Registration Statement has not yet been declared effective, on or prior to the Effectiveness Date, or, in any other instance, as soon as practicable thereafter and in no event later than 120 days after filing of the Initial Shelf Registration Statement, and to keep the Initial Shelf Registration Statement continuously effective under the Securities Act until the date which is two years from the Issue Date (subject to extension pursuant to the last paragraph of Section 5 hereof), or such shorter period ending the earliest of when (i) all Registrable Notes covered by the Initial Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Notes has been declared effective under the Securities Act (the "Effectiveness Period").

                  (b) Subsequent Shelf Registration Statements. If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement was previously continuously effective. As used herein, the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

                  (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter(s) of such Registrable Notes.

4. Additional Interest

                  (a) The Company and the Initial Purchasers agree that the Holders of Registrable Notes will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below:

                         (i) If (a) the Exchange Offer Registration Statement or
                  Shelf Registration Statement is not filed within 60 days after the Issue Date or (b) notwithstanding that the Company has consummated or will consummate an Exchange

                  Offer, the Company is required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by Section 3(a);

                         (ii) If (a) an Exchange Offer Registration Statement or
                  Shelf Registration Statement is not declared effective within 180 days after the Issue Date or (b) notwith-standing that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration Statement pursuant to Section 3(a) and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 120th day following the date such Shelf Registration Statement was filed; or

                         (iii) If either (a) the Company has not exchanged the
                  Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to 45 days after the date on which the Exchange Offer Registration Statement was declared effective or (b) the Exchange Offer Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or
                  (c) if applicable, the Shelf Registration Statement ceases to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) at any time prior to the second anniversary of the Issue Date;

(each such event referred to in clauses (i) through (iii) above is a "Registration Default"), the sole remedy available to Holders of the Notes will be the immediate accrual of Additional Interest from the date on which any such Registration Default shall have occurred as follows: the per annum interest rate on the Notes will increase by .50% during the first 90-day period following the occurrence of a Registration Default and until it is waived or cured; and the per annum interest rate will increase by an additional .25% for each subsequent 90-day period during which the Registration Default remains uncured, up to a maximum additional interest rate of 2.0% per annum, provided, that (1) upon the filing of the Exchange Offer Registration Statement or the Initial Shelf Registration Statement (in the case of (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of (iii)(a) above), or upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective (in the case of (iii)(b) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of (iii)(c) above), Additional Interest on the Notes as a result of such clauses (i), (ii) or (iii) (or the relevant subclause thereof), as the case may be, shall cease to accrue and the interest rate on the Notes will revert to the interest rate originally borne by the Notes.

                  (b) Notwithstanding the foregoing, no Additional Interest will be payable with respect to a Registration Default described in clause (iii)(c) above, if pending a material corporate transaction, the Company issues a notice that the registration statement, or the prospectus contained therein, is unusable, or such notice is required under applicable securities laws to be issued by the Company, and the aggregate number of days in any consecutive twelve month period for which all such notices have been issued or required to be issued has not exceeded 30 days in the aggregate.

                  (c) The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to this Section 4 will be payable in cash semi-annually on each April 15 and October 15 (to the Holders of record of the Notes on the April 1 and October 1 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue and until such Registration Default is cured, by depositing with the Trustee, in trust for the benefit of such Holders, immediately available funds in sums sufficient to pay such Additional Interest. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5. Registration Procedures

                  In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Company shall:

                         (a) Use its best efforts to prepare and file with the
                  SEC, prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and use its best efforts to cause each such

                  Registration Statement to become effective and remain effective as provided herein, provided that, if (1) such filing is pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                  Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement and each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriter(s), if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 5 business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriter(s), if any, shall reasonably object.

                         (b) Prepare and file with the SEC such amendments and
                  post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of clause 5(c)(v) below.

                         (c) If (1) a Shelf Registration Statement is filed
                  pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                  Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriter(s), if any, promptly (but in any event within two business days), and confirm such notice in writing,
                  (i) when a Prospectus or any prospectus supplement or post-effective amendment thereto has been filed, and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment thereto including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 5(n) below) cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                         (d) If (1) a Shelf Registration Statement is filed
                  pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                  Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                         (e) If a Shelf Registration Statement is filed pursuant
                  to Section 3 and if requested by the managing underwriter(s), if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s), if any, or such Holders reasonably request to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                         (f) If (1) a Shelf Registration Statement is filed
                  pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                  Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes who so requests in writing (including facsimiles thereof) and to each such Participating Broker-Dealer who so requests Iin writing (including facsimiles thereof) and to counsel and the managing underwriter(s), if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                         (g) If (1) a Shelf Registration Statement is filed
                  pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                  Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel, and the managing underwriter or underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the managing underwriter or underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

                         (h) Prior to any public offering of Registrable Notes
                  or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use its reasonable best efforts to register or qualify, and to cooperate with the selling

                  Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification of (or exemption from such registration or qualification), such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing, provided that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                         (i) If a Shelf Registration Statement is filed pursuant
                  to Section 3, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

                         (j) Use its best efforts to cause the Registrable Notes
                  covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the managing underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

                         (k) If (1) a Shelf Registration Statement is filed
                  pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                  Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi), as promptly as reasonably practicable prepare and (subject to Section 5(a)) file with the SEC, at the expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                         (l) Use its reasonable best efforts to cause the
                  Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

                         (m) Prior to the effective date of the first
                  Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and
                  (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

                         (n) In connection with an underwritten offering of
                  Registrable Notes pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter(s), if any, in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection,
                  (i) make such representations and warranties to the managing underwriter or underwriters on behalf of any underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the managing underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by the managing underwriter(s); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of any of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the managing underwriter or underwriters on behalf of any underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                         (o) If (1) a Shelf Registration Statement is filed
                  pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                  Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its respective subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer or underwriter will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or for any purpose other than in connection with such Registration Statement unless and until such is made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give prompt notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at its expense.

                         (p) Provide an indenture trustee for the Registrable
                  Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer Registration Statement or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

                         (q) Comply with all applicable rules and regulations of
                  the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                         (r) Upon consummation of an Exchange Offer or a Private
                  Exchange, obtain an opinion of counsel to the Company, in a form customary for underwritten offerings of debt securities similar to the Notes, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Notes and Private Exchange Notes and the related indenture and (ii) each of the Exchange Notes or the Private Exchange Notes, as the case may be, and related indenture constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms (with customary exceptions).

                         (s) If an Exchange Offer or a Private Exchange is to be
                  consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; and, in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

                         (t) Cooperate with each seller of Registrable Notes
                  covered by any Registration Statement and the managing underwriter(s), if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                         (u) Use its best efforts to take all other reasonable
                  steps necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

                  The Company may require each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, as the Company may, from time to time, reasonably request. The Company may, at its option, exclude from such registration the Registrable Notes of any seller or Participating Broker-Dealer who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

                  Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, shall have received
(x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice.

6. Registration Expenses

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not the Exchange Offer Registration Statement or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions in the United States (X) where the Holders of Registrable Notes are located, in the case of the Exchange Notes, or (Y) as provided in Section 5(h), in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Notes or

Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the managing underwriter or underwriters, if any, or, in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or of such Exchange Notes, as the case may be), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company and fees and disbursements of special counsel for the sellers of Registrable Notes (subject to the provisions of Section 6(b) hereof),
(v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desire such insurance, (viii) fees and expenses of the Trustee,
(ix) fees and expenses of all other Persons retained by the Company, (x) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (xi) the expense of any annual audit, (xii) if the Company elects to list any such securities, the fees and expenses incurred in connection with any listing of such securities to be registered on any securities exchange and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

                  (b) In connection with any Shelf Registration Statement hereunder, the Company shall reimburse the Holders of the Registrable Notes being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Registrable Notes incurred in connection with the registration of the Registrable Notes. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Notes.

7. Indemnification

                  (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant or underwriter furnished to the Company in writing by such Participant or underwriter expressly for use therein; provided that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit of any Participant or underwriter (or to the benefit of any person controlling such Participant or underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Notes or Exchange Notes if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall have been furnished to such Participant or underwriter at or prior to the sale of such Registrable Notes or Exchange Notes, as the case may be, to such person or at a time the Company had notified persons under the last paragraph of
Section 5 hereof to cease using such Registration Statement or Prospectus.

                  (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and to the extent that it did not otherwise learn of such action or claim and such omission results in the forfeiture by the Indemnifying Person of substantial rights and defenses). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct due to differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority of Registrable Notes and Exchange Notes sold by all such Participants and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, unless such settlement includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnified Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the New Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8. Rules 144 and 144A

                  The Company covenants that, so long as any Registrable Notes remain outstanding, it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available other information of a like nature so long as necessary to permit sales pursuant to Rule 144 or Rule 144A. The Company further covenants that so long as any Registrable Notes remain outstanding to make available to any Holder of Registrable Notes in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A (or any similar rule or regulation hereafter adopted by the SEC) unless at the time the Registrable Notes are not fully salable under Rule 144 or any successor provision.

9. Underwritten Registrations

                  If any of the Registrable Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such

Registrable Notes included in such offering and shall be reasonably acceptable to the Company.

                  No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10. Miscellaneous

                  (a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The provisions of this Section 10(a) shall not apply with respect to the occurrence of any event which requires the payment of Additional Interest by the Company.

                  (b) Enforcement. The Trustee shall be authorized to enforce the provisions of this Agreement for the ratable benefit of the Holders.

                  (c) No Inconsistent Agreements. The Company has not, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered or will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement required to be filed under this Agreement.

                  (d) Adjustments Affecting Registrable Notes. The Company shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

                  (e) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority of the then outstanding Registrable Notes and (B) in circumstances that would materially adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(e) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority of the Registrable Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (f) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                  1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, on the records of the registrar under the Indenture with a copy in like manner to the Initial Purchasers as follows:

                           CIBC WORLD MARKETS CORP.
                           425 Lexington Avenue, 3rd Floor
                           New York, New York  10017
                           Facsimile No:  (212) 885-4998
                           Attention:  Corporate Finance Department

                  with a copy to:

                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, New York  10005
                           Facsimile No:  (212) 269-5420
                           Attention:  Roger Meltzer, Esq.

                  2. if to the Initial Purchaser, at the addresses specified in
Section 11(f)(1);

                  3. if to the Company, at the addresses as follows:

                           FAIRFIELD MANUFACTURING COMPANY, INC.
                           U.S. 52 South
                           Lafayette, Indiana  47903-7904
                           Facsimile No:  (765) 474-3474
                           Attention:  President

                  with copies to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, New York  10022
                           Facsimile No:  (212) 909-6836
                           Attention:  Ralph Arditi, Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

                  (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Notes.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

                  (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

                  (m) Notes Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                  FAIRFIELD MANUFACTURING COMPANY, INC.


                                  By:
                                      ---------------------------------
                                      Name:
                                      Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

CIBC WORLD MARKETS CORP.
FLEET SECURITIES, INC.
ING BARING FURMAN SELZ LLC
SCHRODER & CO. INC.

By:  CIBC WORLD MARKETS CORP.


By:
    -----------------------------
    Name:
    Title: